KELMOORE STRATEGIC TRUST

                         Kelmoore Strategy(R) Fund
                      Kelmoore Strategy(R) Eagle Fund
                     Kelmoore Strategy(R) Liberty Fund


Supplement dated September 26, 2001 to the Prospectus dated June 28, 2001

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

CLASS A SHARES - REDUCED SALES CHARGES

The following paragraph is added to "Class A Shares -
Reduced Sales Charges" on page 22 of the Funds' prospectus:

"Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with the Kelmoore Funds, provided the redemption meets one of the following two criteria, and the redeemed shares were subject to a sales charge. This provision applies if the redemption proceeds are from a fund that (1) is either merging with and into another fund within the ninety days before or after the investment, or (2) has, or will be, effecting a mandatory redemption to all shareholders due to the fund closing within the ninety days before or after the investment."


MEDALLION SIGNATURE GUARANTEES

Under the section entitled "Medallion Signature Guarantees" on page 27, effective immediately, redemptions over $50,000
(formerly $10,000) in value may require additional documentation or medallion signature guarantees.





                INVESTORS SHOULD RETAIN THIS SUPPLEMENT
               WITH THE PROSPECTUS FOR FUTURE REFERENCE.